Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 26, 1998 included in Wisconsin Gas Company's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.


                                    /s/ ARTHUR ANDERSON LLP
                                    ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
December 10, 1998